Exhibit 99.27

                           JOINT FILING AGREEMENT

          The undersigned hereby acknowledge and agree that any amendment to the Schedule 13D, relating to the Class A common stock, par value $0.01 per share, of McLeodUSA Incorporated, on or after the date as of which this joint filing agreement (this "Agreement") is made, is and will be filed jointly by the undersigned with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated:  April 22, 2002


                   FORSTMANN LITTLE & CO.
                   SUBORDINATED DEBT AND EQUITY
                   MANAGEMENT BUYOUT PARTNERSHIP-
                   VI, L.P.

                   By:   FLC XXIX Partnership, L.P.,
                         its general partner


                   By:   /s/ Winston W. Hutchins
                         -------------------------------------
                         Winston W. Hutchins,
                         a general partner

                   FORSTMANN LITTLE & CO.
                   SUBORDINATED DEBT AND EQUITY
                   MANAGEMENT BUYOUT PARTNERSHIP-VII,
                   L.P.

                   By:   FLC XXXIII Partnership, L.P.,
                         its general partner


                   By:   /s/ Winston W. Hutchins
                         -------------------------------------
                         Winston W. Hutchins,
                         a general partner



                   FORSTMANN LITTLE & CO. EQUITY
                   PARTNERSHIP-V, L.P.

                   By:   FLC XXX Partnership, L.P.,
                         its general partner


                   By:   /s/ Winston W. Hutchins
                         -------------------------------------
                         Winston W. Hutchins,
                         a general partner



                   FORSTMANN LITTLE & CO.
                   SUBORDINATED DEBT AND EQUITY
                   MANAGEMENT BUYOUT PARTNERSHIP-
                   VIII, L.P.

                   By:   FLC XXXIII Partnership, L.P.,
                         its general partner


                   By:   /s/ Winston W. Hutchins
                         -------------------------------------
                         Winston W. Hutchins,
                         a general partner


                   FORSTMANN LITTLE & CO.
                   EQUITY PARTNERSHIP-VII, L.P.

                   By:   FLC XXXII Partnership, L.P.,
                         its general partner


                   By:   /s/ Winston W. Hutchins
                         -------------------------------------
                         Winston W. Hutchins,
                         a general partner



                   /s/ Theodore J. Forstmann
                   -----------------------------------
                   Theodore J. Forstmann


                   /s/ Thomas H. Lister
                   -----------------------------------
                   Thomas H. Lister